Exhibit 99.2
RECORDING REQUESTED BY AND
WHEN RECORDED RETURN TO:
Alan J. Robin, Esq.
Shartsis Friese LLP
One Maritime Plaza, 18th Floor
San Francisco, CA 94111
SECOND MODIFICATION OF PROMISSORY NOTE, MORTGAGE,
SECURITY AGREEMENT AND FIXTURE FILING, ASSIGNMENT OF LEASES AND
OTHER LOAN DOCUMENTS
THIS SECOND MODIFICATION OF PROMISSORY NOTE, MORTGAGE, SECURITY AGREEMENT AND FIXTURE FILING, ASSIGNMENT OF LEASES AND OTHER LOAN DOCUMENTS (this “Second Amendment”) is executed as of March 25, 2009 (the “Effective Date”), by SHC Columbus Drive, LLC, a Delaware limited liability company (“Borrower”), DTRS Columbus Drive, LLC, a Delaware limited liability company (“Operating Lessee”) and Metropolitan Life Insurance Company, a New York corporation ( “Lender”), with reference to the following facts and circumstances:
A. Lender made a mortgage loan (the “Loan”) to Borrower, in the original principal amount of One Hundred Twenty-Three Million Seven Hundred Fifty Thousand and no/100 Dollars ($123,750,000.00), which loan was evidenced by a Promissory Note dated as of March 9, 2007, made by Borrower in favor of Lender (as heretofore amended and modified, the “Note”).
B. The Note is secured by, among other documents, (i) a Mortgage, Security Agreement and Fixture Filing dated as of March 9, 2007 (the “Original Mortgage”), executed by Borrower to Lender, recorded March 13, 2007, as Document No. 0707260081 with the Cook County Recorder of Deeds, Chicago, Illinois (“Official Records”) and (ii) an Assignment of Leases dated as of March 9, 2007 (the “Assignment of Leases”) executed by Borrower and Operating Lessee, as assignor, to Lender, as assignee, recorded March 13, 2007, as Document No. 0707260082 in the Official Records.
C. The Original Mortgage as amended by a First Amendment to Mortgage, Security Agreement and Fixture Filing dated as of January 21, 2009 and recorded January 22, 2009, as Document No. 0902245121 in the Official Records is hereinafter referred to as the “Mortgage”.

D. The Mortgage encumbers a fee estate in certain real property known as the Fairmont Hotel located in Chicago, Illinois, as more particularly described on Exhibit A attached hereto, together with certain other personal property and other property as set forth therein, which is more particularly described in Exhibit A (collectively, the “Property”).
E. In connection with the Loan, (i) Borrower and Strategic Hotel Funding, L.L.C., a Delaware limited liability company (“Liable Party”) executed an Unsecured Indemnity Agreement dated as of March 9, 2007 in favor of Lender and a First Amendment to Unsecured Indemnity Agreement dated as of January 21, 2009 (collectively, the “Indemnity Agreement”) and (ii) Liable Party executed a Guaranty dated as of March 9, 2007 in favor of Lender and a First Amendment to Guaranty dated as of January 21, 2009 (collectively, the “Guaranty”).
F. In connection with this Second Amendment, (i) Lender, Borrower and Liable Party have executed a Second Amendment to Unsecured Indemnity Agreement dated as of the Effective Date and (ii) Lender and Liable Party has executed a Second Amendment to Guaranty dated as of the Effective Date.
G. The Note, the Mortgage, the Assignment of Leases, and the other Loan Documents (as such term is defined in the Mortgage), as each of the same may be modified and amended hereby, are referred to herein as the “Loan Documents.”
H. The Unsecured Indemnity Agreement, the First Amendment to Unsecured Indemnity Agreement Amendment, the Second Amendment to Unsecured Indemnity Agreement, the Guaranty, the First Amendment to Guaranty and the Second Amendment to Guaranty are not Loan Documents.
I. Borrower has requested that Lender consent to certain changes in the covenants and obligations pertaining to Liable Party and the parties hereto now wish to amend and modify the Loan Documents to reflect such changes.
NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
1. Defined Terms. Capitalized terms used herein and not otherwise defined shall have the meaning given in the Mortgage.
2. Modification of Mortgage.
(a) The term “Note” as used in the Mortgage is hereby amended to refer to the Note as modified by the Second Amendment.
(b) The term “Mortgage” is hereby amended to refer to the Mortgage as modified by the Second Amendment.
(c) The term “Loan Documents” as used in the Mortgage is hereby amended to refer to the Loan Documents as modified by the Second Amendment.

(d) The term “Unsecured Indemnity Agreement” as used in the Mortgage is hereby amended to refer to the Unsecured Indemnity Agreement as modified by the Second Amendment to Indemnity Agreement.
(e) The term “Guaranty” as used in the Mortgage is hereby amended to refer to the Guaranty as modified by the Second Amendment to Guaranty.
(f) Section 8.5(b) of the Mortgage is hereby deleted in its entirety and the following substituted in its place and stead:
“Borrower covenants and agrees that at all times during the term of the Loan, (i) Strategic Hotels & Resorts Inc. (“SHRI”) shall own at least fifty-one percent (51%) of the equity of Liable Party and Control the Liable Party and (b) the Consolidated Group (as hereinafter defined) shall maintain a Consolidated Tangible Net Worth (as hereinafter defined) of not less than $600,000,000.00 plus seventy-five percent (75%) of the net proceeds to SHRI of any new issuances of common Capital Stock (as hereinafter defined) but excluding therefrom (x) the proceeds of any common Capital Stock of SHRI or Liable Party used in a transaction or a series of transactions to redeem all or any portion of an outstanding issue of Capital Stock (including payment in connection therewith of any accrued dividends) or (y) Capital Stock of SHRI or Liable Party issued to discharge indebtedness (the “Required Minimum Net Worth”).
For the purpose of this Section, (w) “Consolidated Group” shall mean Liable Party, SHRI and their Subsidiaries (for all purposes in connection herewith, a “Subsidiary” is for any entity, any other entity in which such first entity or a subsidiary of such entity holds Capital Stock and whose financial results would be consolidated under generally accepted accounting principles (“GAAP”) with the financial results of such first entity on the consolidated financial statement of such first entity), (x) “Consolidated Tangible Net Worth” shall mean, at any time, the tangible net worth of the Consolidated Group determined in accordance with GAAP, calculated based on (a) the shareholder book equity of SHRI’s common Capital Stock, plus (b) accumulated depreciation and amortization of the Consolidated Group, plus (c) to the extent not included in clause (a), the amount properly attributable to the minority interests, if any shown on SHRI’s balance sheet, in each case determined without duplication and in accordance with GAAP, and (d) excluding any goodwill and any currency translation adjustment and (y) “Capital Stock” means, with respect to any entity, any and all shares, interests, participations or other equivalents (however designated, whether voting or non-voting) of capital of such entity, including if such entity is a partnership or a limited liability company, partnership interests (whether general or limited) or membership interests, as applicable, and any other interest or participation that confers on an entity the right to receive a share of the profits and losses of, or distributions of assets of, such partnership or limited liability company, as applicable, whether now outstanding or issued after March 9, 2007. For the avoidance of doubt, debt securities evidencing unsecured indebtedness issued by SHRI, Liable Party or a Subsidiary that are not secured by a lien (or such obligations are secured by a lien but the right of recovery of the obligee is not limited to the assets of a special/single purpose entity) and that are convertible or exchangeable, under certain circumstances, into cash and/or common stock of SHRI shall not be deemed Capital Stock of the Liable Party or SHRI for purposes of this Mortgage or the other Loan Documents.
Borrower covenants and agrees to provide to Lender a compliance certificate (“Compliance Certificate”), executed and certified by an authorized financial officer of SHRI, showing (in form, scope and detail reasonably approved by Lender, including with respect to appropriate calculations and computations) compliance with the financial covenants set forth in this Section 8.5(b) (including reconciliation to GAAP, if applicable). The Compliance Certificate shall be provided to Lender as soon as available and in any event (i) within sixty (60) days after the end of each of the first three Fiscal Quarters of a Fiscal Year of the Consolidated Group (for all purposes in connection herewith, a “Fiscal Year” shall be each period of twelve (12) consecutive calendar months ending on December 31 and a “Fiscal Quarter” shall be any quarter of a Fiscal Year ending on the last day of March, June, September or December ) and (ii) within one hundred (120) days after the end of each Fiscal Year of the Consolidated Group.”

3. Modification of Note.
(a) The term “Note” as used in the Note is hereby amended to refer to the Note as modified by the Second Amendment.
(b) The term “Mortgage” as used in the Note is hereby amended to refer to the Mortgage as modified by the Second Amendment.
(c) The term “Loan Documents” as used in the Note is hereby amended to refer to the Loan Documents as modified by the Second Amendment.
(d) The term “Unsecured Indemnity Agreement” as used in the Note is hereby amended to refer to the Unsecured Indemnity Agreement as modified by the Second Amendment to Unsecured Indemnity Agreement.
(e) The term “Guaranty” as used in the Note is hereby amended to collectively refer to the Guaranty as modified by the Second Amendment to Guaranty.
4. Modification of Assignment of Leases.
(a) The term “Note” as used in the Assignment of Leases is hereby amended to refer to the Note as modified by the Second Amendment.
(b) The term “Mortgage” as used in the Assignment of Leases is hereby amended to refer to the Mortgage as modified by the Second Amendment.
(c) The term “Loan Documents” as used in the Assignment of Leases is hereby amended to refer to the Loan Documents as modified by the Second Amendment.
5. Modification of Loan Documents.
(a) The term “Note” as used in any of the Loan Documents is hereby amended to refer to the Note as modified by the Second Amendment.
(b) The term “Mortgage” as used in any of the Loan Documents is hereby amended to refer to the Mortgage as modified by the Second Amendment.
(c) The term “Assignment of Leases” as used in any of the Loan Documents is hereby amended to refer to the Assignment of Leases as modified by the Second Amendment.

6. Representations and Warranties.
A. Borrower represents and warrants that as of the Effective Date, it has no existing and asserted (and, to its knowledge, no basis for any unasserted) claims, counterclaims, defenses or rights of setoff whatsoever with respect to any payment obligations under the Mortgage, the Note or any other obligations under any of the Loan Documents, and any such claims, counterclaims, defenses and rights of setoff are hereby waived and relinquished.
B. Borrower represents and warrants that as of the Effective Date, there are no defaults, and to its knowledge no events which with notice or the lapse of time, or both, would constitute a default, under the Note, the Mortgage, or any of the other Loan Documents or under the Indemnity Agreement or the Guaranty.
7. No Rights Conferred on Others. Nothing contained herein shall be construed as giving any person, other than the parties hereto, any right, remedy or claim under or in respect of the Loan Documents.
8. Non-Impairment. Borrower hereby confirms each of the covenants, agreements and obligations of Borrower set forth in the Loan Documents, as modified and amended hereby. Except as expressly provided herein, nothing contained in this Second Amendment shall (i) alter or affect any provision, condition or covenant contained in the Note, the Mortgage, the Assignment of Leases or the other Loan Documents or affect or impair any rights, powers or remedies thereunder, it being the intent hereof that the provisions of the Note, the Mortgage, the Assignment of Leases and the other Loan Documents shall each continue in full force and effect, except as expressly modified hereby, or (ii) be deemed or construed to be an impairment of the lien of the Mortgage which shall be and remain a first lien encumbering the property covered by the Mortgage.
9. Counterparts. This Second Amendment may be executed in any number of counterparts, each of which when executed and delivered to Lender will be deemed to be an original, and all of which, taken together, will be deemed to be one and the same instrument.

10. Prior Agreements; Amendment.
A. The Loan Documents, including this Second Amendment (i) integrate all the terms and conditions mentioned in or incidental to the Loan Documents, (ii) supersede all oral negotiations and prior and other writings with respect to the subject matter thereof, and (iii) are intended by the parties as the final expression of the agreement with respect to the terms and conditions set forth in the Loan Documents and as the complete and exclusive statement of the terms agreed to by the parties. If there is any conflict between the terms, conditions and provisions of this Second Amendment and those of any of the original Loan Documents, the terms, conditions and provisions of this Second Amendment shall prevail.
B. No change or modification of this Second Amendment shall be valid unless the same is in writing signed by Borrower and Lender.
11. Legend. Lender may place an appropriate legend on the Note indicating the existence of this Second Amendment.
12. Governing Law; Jurisdiction. This Second Amendment shall be governed by and construed in accordance with the laws of the State of Illinois. On behalf of itself and all of its constituents, each of the signatories hereby agrees and consents to the exclusive jurisdiction and venue of the state courts of Illinois and the federal courts of the United States having territorial jurisdiction where the Property is located.
13. Severability. If any court of competent jurisdiction determines any provision of this Second Amendment or any of the Loan Documents to be invalid, illegal or unenforceable, that portion shall be deemed severed from the rest, which shall remain in full force and effect as though the invalid, illegal or unenforceable portion had never been a part hereof or of the Loan Documents.
14. Notices. All notices pursuant to this Second Amendment shall be given in accordance with the Notice provision of the Mortgage.
[SIGNATURES ON FOLLOWING PAGE]

IN WITNESS WHEREOF, the parties have executed this Second Amendment as of the date first set forth above.

BORROWER: SHC Columbus Drive, LLC, a Delaware limited liability company
By:	/s/ Ryan Bowie
	Name:	Ryan Bowie
	Its:	Vice President, Treasurer
OPERATING LESSEE: DTRS Columbus Drive, LLC, a Delaware limited liability company
By:	/s/ Ryan Bowie
	Name:	Ryan Bowie
	Its:	Vice President, Treasurer
LENDER: METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation
By:	/s/ Matthew W. Sharples
	Name:	Matthew W. Sharples
	Its:	Director

S-1

EXHIBIT A

DESCRIPTION OF LAND
THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE CITY OF CHICAGO, COUNTY OF COOK, STATE OF ILLINOIS AND IS DESCRIBED AS FOLLOWS:
PARCEL 1:
THAT PART OF THE LANDS LYING EAST OF AND ADJOINING FORT DEARBORN ADDITION TO CHICAGO, BEING THE WHOLE OF THE SOUTHWEST FRACTIONAL 1/4 OF SECTION 10, TOWNSHIP 39 NORTH, RANGE 14, EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS, BOUNDED AND DESCRIBED AS FOLLOWS:
COMMENCING AT THE POINT OF INTERSECTION OF THE EAST LINE OF NORTH STETSON AVENUE, 74 FEET WIDE, AS SAID NORTH STETSON AVENUE IS SHOWN AND DEFINED ON THE PLAT TITLED “PLAT OF MID-AMERICA, A RESUBDIVISION OF THE PRUDENTIAL AND ILLINOIS CENTRAL SUBDIVISION,” AND RECORDED IN THE RECORDER’S OFFICE OF SAID COOK COUNTY, ILLINOIS ON NOVEMBER 20, 1957, AS DOCUMENT NO. 17069914, WITH THE NORTH LINE OF EAST LAKE STREET, 74.00 FEET WIDE, AS SAID EAST LAKE STREET WAS DEDICATED TO THE CITY OF CHICAGO BY INSTRUMENT RECORDED IN SAID RECORDER’S OFFICE ON THE 26TH DAY OF MARCH, 1984, AS DOCUMENT NO. 27018354 (SAID POINT OF INTERSECTION BEING 460.193 FEET, MEASURED ALONG SAID EAST LINE OF NORTH STETSON AVENUE, NORTH FROM THE POINT OF INTERSECTION OF SAID EAST LINE WITH THE NORTH LINE OF EAST RANDOLPH STREET, AS SAID EAST RANDOLPH STREET WAS DEDICATED AND CONVEYED TO THE CITY OF CHICAGO BY INSTRUMENT RECORDED IN SAID RECORDER’S OFFICE ON MARCH 14, 1979 AS DOCUMENT 24879731), AND RUNNING THENCE EAST ALONG SAID NORTH LINE OF EAST LAKE STREET, SAID NORTH LINE BEING PERPENDICULAR TO SAID EAST LINE OF NORTH STETSON AVENUE, A DISTANCE OF 352.541 FEET TO THE POINT OF BEGINNING AT THE SOUTHEAST CORNER OF THE HEREINAFTER DESCRIBED PARCEL OF LAND, SAID POINT OF BEGINNING BEING ALSO THE POINT OF INTERSECTION OF SAID NORTH LINE OF EAST LAKE STREET WITH THE WEST LINE OF NORTH COLUMBUS DRIVE, AS SAID NORTH COLUMBUS DRIVE WAS DEDICATED AND CONVEYED TO THE CITY OF CHICAGO BY INSTRUMENT RECORDED IN SAID RECORDER’S OFFICE ON THE 5TH DAY OF JUNE, 1972 AS DOCUMENT NO. 21925615; THENCE NORTH ALONG SAID WEST LINE OF NORTH COLUMBUS DRIVE, SAID WEST LINE BEING PERPENDICULAR TO SAID NORTH LINE OF EAST LAKE STREET, A DISTANCE OF 205.542 FEET; THENCE WEST ALONG A LINE PERPENDICULAR TO SAID WEST LINE OF NORTH COLUMBUS DRIVE A DISTANCE OF 107.541 FEET; THENCE SOUTH ALONG A LINE PARALLEL WITH SAID WEST LINE OF NORTH COLUMBUS DRIVE A DISTANCE OF 30.00 FEET; THENCE WEST ALONG A LINE PERPENDICULAR TO THE LAST DESCRIBED COURSE A DISTANCE OF 120.00 FEET; THENCE SOUTH ALONG A LINE PARALLEL WITH SAID WEST LINE OF NORTH COLUMBUS DRIVE A DISTANCE OF 175.542 FEET TO AN INTERSECTION WITH SAID NORTH LINE OF EAST LAKE STREET; THENCE EAST ALONG SAID NORTH LINE OF EAST LAKE STREET A DISTANCE OF 227.541 FEET TO THE POINT OF BEGINNING.

EXCEPTING FROM THE ABOVE DESCRIBED PARCEL THAT PART OF THE PROPERTY AND SPACE DEDICATED FOR EAST LAKE STREET, WHICH PART IS BOUNDED AND DESCRIBED AS FOLLOWS:
COMMENCING AT THE POINT OF INTERSECTION OF THE EAST LINE OF NORTH STETSON AVENUE AS SHOWN AND DEFINED ON THE “PLAT OF MID-AMERICA, A RESUBDIVISION OF THE PRUDENTIAL AND ILLINOIS CENTRAL SUBDIVISION,” AND RECORDED IN THE OFFICE OF THE RECORDER OF COOK COUNTY, ILLINOIS, ON NOVEMBER 20, 1957 AS DOCUMENT NO. 17069914, WITH THE NORTH LINE, EXTENDED EAST OF EAST RANDOLPH STREET, AND RUNNING THENCE NORTH ALONG SAID EAST LINE OF NORTH STETSON AVENUE (SAID EAST LINE BEING A LINE WHICH IS 451.50 FEET, MEASURED PERPENDICULARLY, EAST FROM AND PARALLEL WITH THE EAST LINE OF NORTH BEAUBIEN COURT), A DISTANCE OF 460.193 FEET; THENCE EAST ALONG A LINE WHICH IS PERPENDICULAR TO SAID EAST LINE OF NORTH STETSON AVENUE, A DISTANCE OF 332.541 FEET TO THE POINT OF BEGINNING; THENCE NORTHEASTWARDLY ALONG A STRAIGHT LINE A DISTANCE OF 28.284 FEET TO A POINT WHICH IS 352.541 FEET, MEASURED PERPENDICULARLY, EAST FROM SAID EAST LINE OF NORTH STETSON AVENUE AND 20.00 FEET, MEASURED PERPENDICULARLY, NORTH FROM SAID LAST DESCRIBED COURSE EXTENDED EAST (SAID POINT BEING ON THE WEST LINE OF NORTH COLUMBUS DRIVE AS SAID NORTH COLUMBUS DRIVE WAS DEDICATED AND CONVEYED TO THE CITY OF CHICAGO BY INSTRUMENT RECORDED IN SAID RECORDER’S OFFICE ON THE 5TH DAY OF JUNE, 1972, AS DOCUMENT NO. 21925615); THENCE SOUTH ALONG SAID WEST LINE OF NORTH COLUMBUS DRIVE A DISTANCE OF 20.00 FEET; THENCE WEST ALONG A LINE WHICH IS PERPENDICULAR TO SAID EAST LINE OF NORTH STETSON AVENUE, A DISTANCE OF 20.00 FEET TO THE POINT OF BEGINNING; AND WHICH LIES BELOW AND EXTENDS DOWNWARD FROM AN ELEVATION OF 35.10 FEET ABOVE CHICAGO CITY DATUM AND WHICH LIES ABOVE AND EXTENDS UPWARD FROM AN ELEVATION OF 27.60 FEET ABOVE CHICAGO CITY DATUM.
PARCEL 2:
EASEMENTS FOR THE BENEFIT OF PARCEL 1, AS CREATED IN THE TRUSTEE’S DEED DATED AUGUST 16, 1983, AND RECORDED IN THE RECORDER’S OFFICE OF COOK COUNTY, ILLINOIS ON AUGUST 26, 1983, AS DOCUMENT NO. 26751440 AS FOLLOWS:
PEDESTRIAN AREA EASEMENT, MADE AVAILABLE ON THE DECK, AS THEREINAFTER DEFINED, FOR PEDESTRIAN USE (“PEDESTRIAN AREA”) HAVING A MINIMUM WIDTH OF 20 FEET AND EXTENDING FROM THE NORTH LINE TO THE SOUTH LINE OF THE DECK. THE PEDESTRIAN AREA SHALL PROVIDE ACCESS TO THE DECK AT THE SOUTHERLY LINE OF THE PROPERTY DEFINED AS PARCEL 1 AND SHALL BE AT SUCH LOCATION AS DETERMINED BY GRANTEE, PURSUANT TO THE TERMS AND PROVISIONS CONTAINED IN PARAGRAPH 2 OF SAID TRUSTEE’S DEED;

ALSO
ENTRANCE AREA EASEMENT, FOR PEDESTRIAN ACCESS TO THE ADJOINING PROPERTY, (THE APPROXIMATE LOCATION OF WHICH IS DEPICTED ON THE DRAWING ENTITLED EXHIBIT C ATTACHED TO THE DEED) PURSUANT TO THE TERMS AND PROVISIONS CONTAINED IN PARAGRAPH 3 OF SAID TRUSTEE’S DEED;
ALSO
A PEDESTRIAN WALKWAY (THE MID-BLOCK WALKWAY), FOR THE PURPOSE OF PROVIDING ACCESS TO THE BUILDING ON THE REALTY PROPERTY (SOUTH AND ADJOINING) AND TO THE BUILDING OR BUILDINGS TO BE LOCATED ON THE LAND INSURED HEREIN AS PARCEL 1, (THE APPROXIMATE LOCATION OF WHICH IS DEPICTED ON THE DRAWING ENTITLED EXHIBIT C ATTACHED TO THE DEED), PURSUANT TO THE TERMS AND PROVISIONS CONTAINED IN PARAGRAPH 4 OF SAID TRUSTEE’S DEED.
PARCEL 3:
A PERPETUAL AND EXCLUSIVE EASEMENT TO CONSTRUCT, USE, OPERATE, MAINTAIN, REPAIR, RECONSTRUCT AND REPLACE, (AT THE SOLE COST AND EXPENSE OF THE OWNER(S) OF PARCEL 1), A DRIVEWAY FOR INGRESS TO AND EGRESS, FROM THAT PART OF THE BLOCK OWNED BY THE LC TRUST MARKED “LC PROPERTY” ON EXHIBIT “A”, FOR THE BENEFIT OF PARCEL 1, PURSUANT TO THE TERMS AND PROVISIONS CONTAINED IN PARAGRAPH 1.2 OF A CERTAIN RECIPROCAL EASEMENT AGREEMENT DATED SEPTEMBER 30, 1985 AND RECORDED SEPTEMBER 30, 1985 AS DOCUMENT NO. 85,211,829, AS AMENDED BY AMENDMENT TO RECIPROCAL EASEMENT AGREEMENT DATED OCTOBER 1, 1985 AND RECORDED MARCH 25, 1986 AS DOCUMENT NO. 86115106, AT AN ELEVATION OF APPROXIMATELY 55 FEET, 6 INCHES ABOVE THE CHICAGO CITY DATUM AND WITHIN AN AREA OF THE BLOCK, HEREAFTER DEFINED, HAVING A LENGTH OF 74 FEET AND A WIDTH OF 10 FEET MARKED “DRIVEWAY EASEMENT” ON EXHIBIT “A” OF SAID RECIPROCAL EASEMENT AGREEMENT, SAID BLOCK DEFINED AS THAT PART OF THE LANDS LYING EAST OF AND ADJOINING FORT DEARBORN ADDITION TO CHICAGO, BEING THE WHOLE OF THE SOUTHWEST FRACTIONAL 1/4 OF SECTION 10, TOWNSHIP 39 NORTH, RANGE 14, EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS, BOUNDED AS FOLLOWS:
ON THE NORTH BY THE SOUTH LINE OF EAST SOUTH WATER STREET, ON THE EAST BY THE WEST LINE OF NORTH COLUMBUS DRIVE, ON THE SOUTH BY THE NORTH LINE OF EAST LAKE STREET AND ON THE WEST BY THE EAST LINE OF NORTH STETSON AVENUE.

ALSO
PERPETUAL AND NON-EXCLUSIVE EASEMENTS TO USE, MAINTAIN AND REPAIR, AT THE SOLE COST AND EXPENSE OF THE GRANTEE, TWO EMERGENCY EXITWAYS FOR PEDESTRIAN USE, FOR THE BENEFIT OF PARCEL 1, PURSUANT TO THE TERMS AND PROVISIONS CONTAINED IN PARAGRAPH 1.3 OF SAID RECIPROCAL EASEMENT AGREEMENT AT AN ELEVATION OF APPROXIMATELY 57.0 FEET ABOVE CHICAGO CITY DATUM, EACH HAVING AN UNOBSTRUCTED WIDTH OF 3 FEET 8 INCHES EXTENDING FROM THE WEST LINE OF PARCEL 1 TO NORTH STETSON AVENUE MARKED “EXITWAY EASEMENTS” ON EXHIBIT “A” OF SAID RECIPROCAL EASEMENT AGREEMENT.
ALSO
PERPETUAL AND NON-EXCLUSIVE EASEMENTS TO ENTER UPON THAT PART OF THE BLOCK OWNED BY GRANTOR AS MAY BE REASONABLY NECESSARY, FOR THE PURPOSE OF WINDOW WASHING, CAULKING, TUCKPOINTING, SEALING AND ANY OTHER MAINTENANCE OR REPAIR OF THE IMPROVEMENTS CONSTRUCTED ON PARCEL 1 ALONG THE COMMON BOUNDARIES OF THE PROPERTY OWNED BY GRANTOR AND GRANTEE, TO THE EXTENT REASONABLY PRACTICABLE ALL SUCH MAINTENANCE AND REPAIR WORK WILL BE PERFORMED IN THE AIR RIGHTS, PURSUANT TO THE TERMS AND PROVISIONS CONTAINED IN PARAGRAPH 1.5 OF SAID RECIPROCAL EASEMENT AGREEMENT.
PARCEL 4: THE EMERGENCY EGRESS EASEMENT
A PERPETUAL EASEMENT FOR EMERGENCY EGRESS, FOR THE BENEFIT OF PARCEL 1, PURSUANT TO THE TERMS AND PROVISIONS CONTAINED IN PARAGRAPH I OF A CERTAIN HOTEL EASEMENT AGREEMENT DATED SEPTEMBER 30, 1985 AND RECORDED SEPTEMBER 30, 1985 AS DOCUMENT NO. 85211830 ON AN AREA DESCRIBED AND DEFINED AS THE “DECK EASEMENT AREA” IN SAID HOTEL EASEMENT AGREEMENT AND AMENDED BY AMENDMENT TO HOTEL EASEMENT AGREEMENT, RECORDED MARCH 25, 1986 AS DOCUMENT NO. 86115107, AND FURTHER AMENDED BY SECOND AMENDMENT TO HOTEL EASEMENT AGREEMENT DATED DECEMBER 30, 1993 RECORDED JANUARY 4, 1994 AS DOCUMENT NUMBER 94007534 AMENDING SAID EASEMENT TO THE AREA DEPICTED ON EXHIBIT “C-1” AND LEGALLY DESCRIBED ON EXHIBIT “D” ATTACHED THERETO AND MADE A PART THEREOF.
ALSO, THE OPERATING EASEMENT
EASEMENT FOR INGRESS AND EGRESS FOR MAINTENANCE AND REPAIR OF THE SOUTH FACADE OF THE HOTEL BUILT ON PARCEL 1, FOR THE BENEFIT OF PARCEL 1, CONTAINED IN PARAGRAPH II OF SAID HOTEL EASEMENT AGREEMENT ONTO THE NORTH 39 INCHES, MORE OR LESS, OF THE “AMOCO PROPERTY” AS DESCRIBED AND DEFINED IN SAID HOTEL EASEMENT AGREEMENT RECORDED MARCH 25, 1986 AS DOCUMENT NO. 86115107.

ALSO, THE AIRSPACE EASEMENTS
A PERPETUAL EASEMENT FOR THE BENEFIT OF PARCEL 1, TO INSTALL DAVITS OR OTHER DEVICES ONTO THE HOTEL INTO THE AIRSPACE OVER THE DECK AND TO UTILIZE SAID AIRSPACE FOR MAINTENANCE AND REPAIR OF THE HOTEL FROM SCAFFOLDS OR OTHER DEVICES ATTACHED THERETO, PURSUANT TO THE TERMS AND PROVISIONS CONTAINED IN PARAGRAPH III A., OF SAID HOTEL EASEMENT AGREEMENT INTO THE AIRSPACE OVER THE “DECK” AS DESCRIBED AND DEFINED IN SAID HOTEL EASEMENT AGREEMENT.
AND
A PERPETUAL EASEMENT, FOR THE BENEFIT OF PARCEL 1, TO PERMANENTLY ATTACH A CORNICE AND WINDOW WASHING TRACK ONTO THE TURRET PORTION AT THE TOP OF THE HOTEL INTO THE AIRSPACE ABOVE THE DECK (AS THEREIN DEFINED) AND TO UTILIZE SUCH AIRSPACE FOR THE WASHING OF WINDOWS AND MAINTENANCE OF THE TURRET PORTION OF THE HOTEL, PURSUANT TO THE TERMS AND PROVISIONS CONTAINED IN PARAGRAPH III B., OF SAID HOTEL EASEMENT AGREEMENT.
PARCEL 5:
NON-EXCLUSIVE EASEMENT FOR THE BENEFIT OF PARCEL 1 AS CREATED IN THE STAIRWAY AND VESTIBULE EASEMENT AGREEMENT MADE BY AND BETWEEN GO ACIC ASSOCIATES LIMITED PARTNERSHIP, AN ILLINOIS LIMITED PARTNERSHIP AND AMERICAN NATIONAL BANK AND TRUST COMPANY OF CHICAGO, AS TRUSTEE UNDER TRUST AGREEMENT DATED JULY 17, 1985 AND KNOWN AS TRUST NUMBER 64971 DATED OCTOBER 1, 1994 RECORDED NOVEMBER 29, 1994 AS DOCUMENT 04002367, FOR EMERGENCY PEDESTRIAN EGRESS, AND USE OF VESTIBULE AREA, OVER, UPON AND ACROSS THAT PORTION OF THE LAND AS SHOWN ON THE EXHIBIT “C” ATTACHED TO SAID EASEMENT AGREEMENT.
PIN-17-10-316-023
Street Address—200 North Columbus Drive, Chicago, Illinois

STATE OF ILLINOIS	)
) SS
COUNTY OF COOK	)
I, Nancy Cochand, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY, that Ryan Bowie, a Vice President of SHC COLUMBUS DRIVE, LLC, a Delaware limited liability company, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as his/her own free and voluntary act and as the free and voluntary act of said entity, for the uses and purposes therein set forth.
GIVEN under my hand and notarial seal, this 12 day of March, 2009.

/s/ Nancy Cochand
(seal)

STATE OF ILLINOIS	)
) SS
COUNTY OF COOK	)
I, Nancy Cochand, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY, that Ryan Bowie, a Vice President of DTRS COLUMBUS DRIVE, LLC, a Delaware limited liability company, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as his/her own free and voluntary act and as the free and voluntary act of said entity, for the uses and purposes therein set forth.
GIVEN under my hand and notarial seal, this 12 day of March, 2009.

/s/ Nancy Cochand
(seal)

STATE OF ILLINOIS	)
) SS
COUNTY OF COOK	)
I, Theresa Ascaridis, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY, that Matthew W. Sharples, a Director of METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as his/her own free and voluntary act and as the free and voluntary act of said entity, for the uses and purposes therein set forth.
GIVEN under my hand and notarial seal, this 18 day of March, 2009.

/s/ Theresa Ascaridis

(seal)